THE FURNISHING CLUB
                            7386 Cobble Field St.
                             Las Vegas, NV 89119
                          Telephone (702) 458-6950



                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              November 15, 2001


                           TO THE SHAREHOLDERS OF
                             THE FURNISHING CLUB


     The annual meeting of the shareholders of The Furnishing Club will be held at 1850 E. Flamingo Road, Suite 111, Las Vegas, Nevada, on November 15, 2001, at 10:00 a.m. Pacific Time, for the following purposes.

     1. To elect current Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and,

     2. To reaffirm G. Brad Beckstead, CPA as auditor for the next year.

     3. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

     Shareholders of record at the close of business on October 18, 2001, are
entitled  to  notice  of  and to vote at the meeting.   The  Company's  proxy
statement accompanies this notice.

     All shareholders are invited to attend the meeting in person.

            WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING
             IN PERSON, PLEASE SIGN THE ENCLOSED PROXY CARD AND
                       RETURN IT AS SOON AS POSSIBLE.

                                   By Order of the Board of Directors,



                                   Hue Do
                                   President

October 31, 2001

                             THE FURNISHING CLUB
                            7386 Cobble Field St.
                             Las Vegas, NV 89119
                          Telephone (702) 458-6950



                               PROXY STATEMENT



                   For the Annual Meeting of Shareholders
                        to be held November 15, 2001


                          MATTERS TO BE CONSIDERED

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Furnishing Club (the "Company") of proxies for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at 1850 E. Flamingo Rd, Suite 111, Las Vegas, Nevada, on November 15, 2001, at 10:00 a.m. Pacific Time, to elect the Current Board of Directors to serve until the next annual meeting and until their successors are elected and qualified and to reaffirm G. Brad Beckstead, CPA as auditor for the next year.

     Management knows of no other business that may properly come before the meeting. The above matter requires for its approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.


                           SOLICITATION OF PROXIES

     Enclosed is a proxy card for use in voting shares of Common Stock in the Company by proxy at the annual meeting of shareholders. Unless otherwise indicated on the proxy, shares represented at the meeting by a properly executed proxy, received by the Company in advance of the meeting, will be voted for each of the nominees for Director shown on the proxy card. Where a shareholder specifies on a proxy how the shares represented by the proxy are to be voted, the shares will be voted in accordance with the specifications made. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to its use by filing a written revocation with the Secretary of the Company, by filing a proxy, duly executed, with the Secretary of the Company bearing a later date, or by attending the meeting and voting in person. Attendance at the meeting, in and of itself, will not constitute revocation of a previously submitted proxy.


                       VOTING SECURITIES

     The securities entitled to vote at the meeting consist of shares of Common Stock of the Company, par value $0.001. Each share of Common Stock is entitled to one vote. Only shareholders of record at the close of business on October 18, 2001, are entitled to notice of and to vote at the meeting and any adjournment thereof. The number of outstanding shares at the close of business on October 18, 2001, was 8,400,000 held by approximately 61 shareholders.

     This Proxy Statement is being mailed to shareholders beginning October 31, 2001.

                         BENEFICIAL STOCK OWNERSHIP

     The following table sets forth, as of October 18, 2001, Common Stock ownership of (1) the directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, and (3) the Company's directors and officers as a group:




                                          Amount and              Options
                                          Nature of    Percent    or Other
  Title of       Name and Address         Beneficial      of     Beneficial
   Class      of Beneficial Owner(1)      Ownership     Class   Owners(2)(3)


 Common     Hue Do                          1,000,000    11.90%    1,000,000
            1850 East Flamingo Road
            Suite 111
            Las Vegas, Nevada 89119

 Common     Tim Do (4)                      1,000,000    11.90%
            1850 East Flamingo Road
            Suite 111
            Las Vegas, Nevada 89119

 Common     Todd Ream                       3,000,000    35.71%
            2123 Maple Springs St.
            Henderson, Nevada 89015

 Common     Ant Inc.                        1,000,000    11.90%
            1850 E. Flamingo Rd., #111
            Las Vegas, Nevada 89119

 Common     Titanium Financial Fund (5)       770,000     9.16%       30,000
            2620  S.  Maryland Parkway,
            #195
            Las Vegas, Nevada 89109

 Common     Directors and Officers          2,000,000    23.80%
            as a group


(1)Addresses are furnished only for those beneficial owners of 5% or more of the Company's Common Stock.
(2)All beneficial owners have sole voting and investment power over all of the shares they own, except as indicated in column five and these footnotes. As to the amounts indicated in column five, "option" shares represent shares, which the shareholder may acquire.
(3)The amounts in column three include the amounts in column five.
(4)Tim Do and Hue Do are husband and wife.
(5)These shares include 30,000 shares owned by the spouse of the President of Titanium Financial Fund.

                            ELECTION OF DIRECTORS

   The directors are to be elected to the Board of Directors for one year to serve until the 2002 annual meeting of shareholders and until their successors are elected and qualified.

   If one or more of the nominees should at the time of the meeting be unable or unwilling to serve, the shareholders may vote for other nominees and for any substitute nominee or nominees designated by the Board of Directors. None of the Directors knows of any reason why the nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.


                      All Positions                       Years Served
                      and Offices                         as Director
Name                  With FHCL                Age        Of the Company


Hue Do                President,
                      Secretary/Treasurer /
                      & Director                42             1


                    IDENTIFICATION OF EXECUTIVE OFFICERS

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders meeting. The Company's executive officers as of October 1, 2000 were as follows:



Name                   Age                Position

Hue Do                  42                President, Secretary/Treasurer


Summary Compensation

     The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                                     Accumulative  Restricted
     Name and Principal Position      Year   Paid      Accrual       Stock


Hue Do, President,
Secretary/Treasurer                   2000  $15,914       0        1,000,000
                                      2001    $0          0            0


Insider Participation in Compensation Decisions

   The Company has no separate Compensation Committee; the entire Board of Directors makes decisions regarding executive compensation. Hue Do is the President, Secretary/Treasurer and a Director.

Board of Directors Report on Executive Compensation

   The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

                            SELECTION OF AUDITORS

      The Board of Directors selected G. Brad Beckstead, CPA, as the independent auditor to examine the Company's financial statements for the fiscal year ended December 31, 2001.


              PROPOSALS OF SHAREHOLDERS FOR 2002 ANNUAL MEETING

   Proposals of shareholders intended to be presented at the 2002 annual shareholders' meeting must be received by the Corporate Secretary, The Furnishing Club, 7386 Cobble Field St., Las Vegas, NV 89119, prior to July 1, 2002.

                                OTHER MATTERS

   Management knows of no other matters that are likely to be brought before the meeting.


                       EXPENSES OF PROXY SOLICITATION

   The principal solicitation of proxies will be made by mail at the expense of the Company. However, certain officers of the Company, none of whom will be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expenses of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.




                                   Hue Do
                                   Secretary

                             THE FURNISHING CLUB

                                    PROXY

                       Annual Meeting of Shareholders
                              November 15, 2001

     The undersigned appoints The Board of Directors of The Furnishing Club with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of The Furnishing Club, to be held November 15, 2001, beginning at 10:00 a.m., Pacific Time, at 1850 E. Flamingo Rd, #111, Las Vegas, Nevada and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Shareholders dated October 18, 2001, a copy of which has been received by the undersigned, as follows:

1.   Vote                         Withhold Vote

for the election of the following nominee as director of the Company, to serve until the next annual meeting and until her successors are elected and qualify: Hue Do. Please indicate the names of those for whom you are withholding your vote:





2. In his discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.


Date    ______________________, 2001           Number of Shares




Please sign exactly as
your name appears on
your stock certificate(s).
If your stock is issued in                   Signature
the names of two or more                     Print Name Here:
persons, all of them must
sign this proxy.  If signing
in representative capacity,
please indicate your title.
                                             Signature
                                             Print Name Here:



        PLEASE SIGN AND RETURN THIS PROXY PRIOR TO NOVEMBER 12, 2001.

                      MAIL TO:
                         SECURITIES LAW INSTITUTE
                         1850 E. Flamingo Rd., Suite 111
                         Las Vegas, NV 89119